UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2015

The Williams Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center Tulsa, Oklahoma	74172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 573-2000

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On October 26, 2014, we announced that our consolidated master limited partnerships Williams Partners L.P. (WPZ) and Access Midstream Partners, L.P. (ACMP) entered into a merger agreement. On February 2, 2015, the merger was completed (Merger). The merged partnership is named Williams Partners L.P. We previously owned an equity-method investment in ACMP until July 1, 2014, at which time we acquired a controlling interest (ACMP Acquisition) and began consolidating ACMP.
On April 30, 2015, we filed post-merger results in our Quarterly Report on Form 10-Q and are now providing recast historical information to reflect the change in reportable segments associated with the Merger. For periods subsequent to the ACMP Acquisition, the former Access Midstream segment is now reported within Williams Partners. For periods prior to the ACMP Acquisition, the former Access Midstream segment is reported within Other. Disclosures included herein have been recast to reflect these changes.

The following items of our Annual Report on Form 10-K for the year ended December 31, 2014, have been recast to reflect the previously described change in reportable segments and are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference:

•	Exhibit 12 - Computation of Ratio of Earnings to Fixed Charges

•	Exhibit 99.1

◦	Item 6. Selected Financial Data

◦	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

◦	Item 7A. Quantitative and Qualitative Disclosures About Market Risk

◦	Item 8. Financial Statements and Supplementary Data

•	Exhibit 101.INS - XBRL Instance Document.

•	Exhibit 101.SCH - XBRL Taxonomy Extension Schema.

•	Exhibit 101.CAL - XBRL Taxonomy Extension Calculation Linkbase.

•	Exhibit 101.DEF - XBRL Taxonomy Extension Definition Linkbase.

•	Exhibit 101.LAB - XBRL Taxonomy Extension Label Linkbase.

•	Exhibit 101.PRE - XBRL Taxonomy Extension Presentation Linkbase.

The recast items of the Form 10-K described above have been updated for only the aforementioned change in reportable segments, as well as certain other updates disclosed in Note 20 - Subsequent Events within Item 8 of Exhibit 99.1. We have not otherwise updated for activities or events occurring after the date these items were originally presented. This Current Report should be read in conjunction with our Quarterly Report on Form 10-Q for the period ended March 31, 2015.

FORWARD-LOOKING STATEMENTS AND CAUTIONARY STATEMENT
FOR PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF
THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Certain matters contained in this report include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to anticipated financial performance, management’s plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions and other matters. We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995.

All statements, other than statements of historical facts, included in this report that address activities, events or developments that we expect, believe or anticipate will exist or may occur in the future, are forward-looking statements. Forward-looking statements can be identified by various forms of words such as “anticipates,” “believes,” “seeks,” “could,” “may,” “should,” “continues,” “estimates,” “expects,” “forecasts,” “intends,” “might,” “goals,” “objectives,” “targets,” “planned,” “potential,” “projects,” “scheduled,” “will,” “assumes,” “guidance,” “outlook,” “in service date,” or other similar expressions. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management and include, among others, statements regarding:

•	Expected levels of cash distributions by Williams Partners L.P. (WPZ) with respect to general partner interests, incentive distribution rights, and limited partner interests;

•	Levels of dividends to stockholders;

•	Our future credit ratings;

•	Amounts and nature of future capital expenditures;

•	Expansion and growth of our business and operations

•	Financial condition and liquidity;

•	Business strategy;

•	Cash flow from operations or results of operations;

•	Seasonality of certain business components;

•	Natural gas, natural gas liquids and olefins supply, prices and demand;

•	Demand for our services.

Forward-looking statements are based on numerous assumptions, uncertainties and risks that could cause future events or results to be materially different from those stated or implied in this report. Many of the factors that will determine these results are beyond our ability to control or predict. Specific factors that could cause actual results to differ from results contemplated by the forward-looking statements include, among others, the following:

•	Whether WPZ will produce sufficient cash flows to provide the level of cash distributions we expect;

•	Whether we are able to pay current and expected levels of dividends;

•	Availability of supplies, market demand, and volatility of prices;

•
Inflation, interest rates, fluctuation in foreign exchange rates, and general economic conditions (including future disruptions and volatility in the global credit markets and the impact of these events on our customers and suppliers);

•	The strength and financial resources of our competitors and the effects of competition;

•	Whether we are able to successfully identify, evaluate and execute investment opportunities;

•	Our ability to acquire new businesses and assets and successfully integrate those operations and assets into our existing businesses, as well as successfully expand our facilities;

•	Development of alternative energy sources;

•	The impact of operational and development hazards and unforeseen interruptions;

•	Costs of, changes in, or the results of laws, government regulations (including safety and environmental regulations), environmental liabilities, litigation, and rate proceedings;

•	Our costs and funding obligations for defined benefit pension plans and other postretirement benefit plans;

•	Changes in maintenance and construction costs;

•	Changes in the current geopolitical situation;

•	Our exposure to the credit risk of our customers and counterparties;

•
Risks related to financing, including restrictions stemming from our debt agreements, future changes in our credit ratings, as well as the credit rating of WPZ as determined by nationally-recognized credit rating agencies and the availability and cost of capital;

•	The amount of cash distributions from and capital requirements of our investments and joint ventures in which we participate;

•	Risks associated with weather and natural phenomena, including climate conditions;

•	Acts of terrorism, including cybersecurity threats and related disruptions;

•	Additional risks described in our filings with the SEC.
Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, we caution investors not to unduly rely on our forward-looking statements. We disclaim any obligations to and do not intend to update the above list or to announce publicly the result of any revisions to any of the forward-looking statements to reflect future events or developments.

In addition to causing our actual results to differ, the factors listed above and referred to below may cause our intentions to change from those statements of intention set forth in this report. Such changes in our intentions may also cause our results to differ. We may change our intentions, at any time and without notice, based upon changes in such factors, our assumptions, or otherwise.

Because forward-looking statements involve risks and uncertainties, we caution that there are important factors, in addition to those listed above, that may cause actual results to differ materially from those contained in the forward-looking statements. For a detailed discussion of those factors, see Part I, Item 1A. Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the SEC on February 25, 2015.

Item 9.01. Financial Statements and Exhibits

(a)	None

(b)	None

(c)	None

(d)	Exhibits.

Exhibit No.	Description

12	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP.

23.2	Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP.

23.3	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

99.1
Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk, and Financial Statements and Supplementary Data of The Williams Companies, Inc. (Part II, Items 6, 7, 7A and 8 of our Annual Report on Form 10-K for the year ended December 31, 2014).

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase.

101.DEF	XBRL Taxonomy Extension Definition Linkbase.

101.LAB	XBRL Extension Label Linkbase.

101.PREXBRL	XBRL Taxonomy Extension Presentation Linkbase.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

By: /s/ Ted T. Timmermans
Ted T. Timmermans
Vice President, Controller and Chief Accounting Officer (Duly Authorized Officer and Principal Accounting Officer)
May 6, 2015

EXHIBIT INDEX

Exhibit No.	Description

12	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP.

23.2	Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP.

23.3	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

99.1
Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk, and Financial Statements and Supplementary Data of The Williams Companies, Inc. (Part II, Items 6, 7, 7A and 8 of our Annual Report on Form 10-K for the year ended December 31, 2014).

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase.

101.DEF	XBRL Taxonomy Extension Definition Linkbase.

101.LAB	XBRL Extension Label Linkbase.

101.PREXBRL	XBRL Taxonomy Extension Presentation Linkbase.